UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

Interactive Brokers Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE PICKWICK PLAZA
GREENWICH, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 618-5800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a vote of Security Holders

The annual meeting of stockholders of Interactive Brokers Group, Inc. (the "Company") was held on April 23, 2026.

The stockholders voted on proposals to elect directors to the Company's Board of Directors (the "Board"); to ratify the appointment of Deloitte as independent auditor; to hold an advisory vote on executive compensation; and to approve an amendment to the Company's 2007 Stock Incentive Plan to extend its term for a ten-year period through April 24, 2037.

All nominees for election to the Board were elected for a one-year term expiring at the annual meeting of stockholders in the following year. Each director will hold office until his successor has been elected and qualified or until the director's earlier resignation or removal.

The number of votes cast for or against and the number of abstentions with respect to each proposal is set forth below. The Company's independent inspector of election reported the vote of the stockholders as follows:

Proposal No. 1 - To elect ten directors to the Board of Directors to serve until the annual stockholders' meeting in 2027, and until their respective successors have been elected and qualified.

Election of Directors (Percentages shown are of the votes cast)
				Broker
	For	Against	Abstain	Non-Vote
Thomas Peterffy	1,401,189,672	188,687,271	250,649	58,060,145
	88.11%	11.87%	0.02%
Earl H. Nemser	1,374,500,507	213,942,541	1,684,544	58,060,145
	86.44%	13.45%	0.11%
Milan Galik	1,399,889,651	190,131,402	106,539	58,060,145
	88.03%	11.96%	0.01%
Paul J. Brody	1,490,370,906	99,649,564	107,122	58,060,145
	93.72%	6.27%	0.01%
Lawrence E. Harris	1,567,790,178	22,089,216	248,198	58,060,145
	98.59%	1.39%	0.02%
William Peterffy	1,471,952,729	118,064,976	109,887	58,060,145
	92.57%	7.42%	0.01%
Nicole Yuen	1,525,299,251	64,176,028	652,313	58,060,145
	95.92%	4.04%	0.04%
Jill Bright	1,587,102,968	2,782,561	242,063	58,060,145
	99.81%	0.17%	0.02%
Richard Repetto	1,586,540,241	3,340,125	247,226	58,060,145
	99.77%	0.21%	0.02%
Lori Conkling	1,587,089,600	2,796,232	241,760	58,060,145
	99.80%	0.18%	0.02%

Proposal No. 2 - To ratify the appointment of Deloitte as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
1,632,076,351	15,997,537	113,849

Proposal No. 3 - To hold an advisory vote on executive compensation.

			Broker
For	Against	Abstain	Non-Vote
1,559,332,073	30,467,918	327,601	58,060,145

Proposal No. 4 - To approve an amendment to the Company's 2007 Stock Incentive Plan to extend its term for a ten-year period through April 24, 2037.

			Broker
For	Against	Abstain	Non-Vote
1,483,378,857	106,329,709	419,026	58,060,145

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE BROKERS GROUP, INC.

Date:	April 29, 2026	By:	/s/ Paul J. Brody
Paul J. Brody Chief Financial Officer, Treasurer and Secretary